                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, Registration Nos. 333-71862, 333-71860, 333-89529,
333-89533, 333-93717 and 333-93715, of Too, Inc. of our report dated February 21, 2003 relating to the financial statements, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Columbus, Ohio
April 9, 2003









                                      106